VARIANT ALTERNATIVE INCOME FUND

Institutional Class Shares (NICHX)

Investor Class Shares (UNIQX)

Supplement dated October 12, 2018 to the Prospectus dated August 29, 2018 as revised September 27, 2018 and supplemented October 9, 2018

This supplement to the Prospectus for the Variant Alternative Income Fund, updates certain information in the Prospectus with respect to the Investor Class Shares of the Fund. Please be advised that the exemptive relief permitting the Fund to offer multiple classes of shares has been granted. Investor Class Shares of the Fund will be available for purchase commencing on October 31, 2018.

Shareholders should retain this Supplement for future reference.